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                                                                      EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in Scientific-Atlanta, Inc.'s Form S-8 Registration Statement of our report dated August 4, 1994, appearing on page 11 of Scientific-Atlanta, Inc.'s Form 10-K for the year ended July 1, 1994.


ARTHUR ANDERSEN LLP





Atlanta, Georgia
November 11, 1994